UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 26, 2013

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction	Commission	IRS Employer
of incorporation	File Number	Identification

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-            Registrant’s Business and Operations

Item 1.01             Entry into Material Definitive Agreement

Effective April 26, 2013, the Registrant’s wholly-owned subsidiary, Quality Bending & Fabrication, Inc., (“QBF”) entered into an Asset Acquisition Agreement with CoSource USA LLC (“CoSource”) to acquire all of the latter’s assets.  The purchase price was $493,095.27. CoSource is an Oregon limited liability company of which Joseph Lu, the CEO of the Registrant, is the managing member.

QBF acquired the assets of CoSource in order to provide products and services to the former customers of CoSource upon the latter’s cessation of business.

Section 2-            Financial Information

Item 2.01             Acquisition or Disposition of Assets

The disclosures under Item 1.01 are incorporated into this Item 2.01 by reference.

Section 9-            Financial Statements and Exhibits

 Item    9.01         Exhibits

Exhibit No.	Description

10.01	Asset Acquisition Agreement effective April 26, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: May 2, 2013	By: /s/ Joseph Lu
Chief Executive Officer